Income Taxes	9 Months Ended
Sep. 30, 2013
Income Taxes [Abstract]
Income Taxes

Note 6. Income Taxes

The Company's effective tax rate for the three and nine months ended September 30, 2012 was 44.1% and 43.8%, respectively, on the income before income taxes in those periods. The Company's effective tax rate has varied significantly since the December 1, 2012 Objet merger due to the lower tax rate in Israel. For the three months ended September 30, 2013, the Company had an income tax expense of $80,000 on loss before income taxes of $6.6 million and for the nine months ended September 30, 2013 had an income tax benefit of $337,000 on loss before income taxes of $25.3 million.

During the second quarter of 2013, the Company adjusted its long-term tax rates due to obtaining an approval from the Israeli Tax Authorities under the Approved Enterprise and Privileged Enterprise programs. During the third quarter of 2013, the Company adjusted its long-term tax rates due to a recent amendment of the Israeli Income Tax Ordinance, under which the corporate tax rate will be 26.5% commencing on January 1, 2014. As a result, the Company recorded a reduction of approximately $1.2 million and an increase of approximately $0.6 million in its income tax expense associated with the amortization of the intangible assets, for the second and third quarter, respectively.

As of September 30, 2013, MakerBot has a tax net operating loss carryforward of approximately $28.0 million, resulting in a deferred tax asset of approximately $11.7 million. The Company believes it is more likely than not that it will fully utilize this net operating loss carryforward, and accordingly, no valuation allowance has been provided for this deferred tax asset.